Exhibit 32.1


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report of VTEX Energy, Inc. (the "Company") on Form 10-QSB for the period ending October 31, 2003 (the "Report"), We, Stephen
F. Noser, Chief Executive Officer and Randal B. McDonald, Jr., Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1) The Report fully complies with the requirement of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

2) The information contained in the Report fairly presents, in all material respects, the Company's financial position and results of operations.



/s/Stephen F. Noser
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Stephen F. Noser
Chief Executive Officer
December 17, 2003

/s/Randal B. McDonald, Jr.
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Randal B. McDonald, Jr.
Chief Financial Officer
December 17, 2003